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                                                                   Exhibit 10(i)

                         INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                             FANZ ENTERPRISES, INC.

         Persons interested in purchasing shares ("Shares") of Common Stock of FanZ Enterprises, Inc. (the "Company") must:

         1. FULLY complete and sign the attached page to this Subscription Agreement (this "Agreement");

                     NOTE: PLEASE COMPLETE THE ENTIRE FORM. INCOMPLETE
                              FORMS WILL BE RETURNED TO YOU.

         2. Include a check made payable to "FIRSTAR BANK, N.A., ESCROW ACCOUNT FOR FANZ ENTERPRISES, INC." (Please note the minimum amount of $250.00.)

         3.       Send this completed and signed AGREEMENT AND CHECK to:


                             FanZ Enterprises, Inc.
                             5419 Cayman Drive
                             Carmel, IN  46033

         If and when accepted by the Company, this Agreement shall constitute a subscription for Shares of Common Stock, $.01 par value per share, of the Company. THE MINIMUM INVESTMENT IS $250.00 (25 SHARES).

         The Company reserves the right to reject in its entirety any subscription that is tendered or to allocate to any prospective purchaser a smaller number of Shares than the prospective purchaser has subscribed to purchase. In such event, the Company will return to you this Agreement, your payment (or a pro rata portion of your payment, if subscription is rejected only in part), with interest if your check or funds are deposited in our Escrow Account.

         An accepted copy of this Agreement will be returned to you as your receipt, and a stock certificate will be issued to you shortly thereafter.

                         PLEASE COMPLETE AND RETURN THE
                         ATTACHED PAGE WITH YOUR CHECK


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                         INVESTOR SUBSCRIPTION AGREEMENT
                                       FOR
                              FANZ ENTERPRISES, INC

         I/we hereby irrevocably tender this Agreement for the purchase of _________ Shares (25 SHARES MINIMUM) at $10.00 per Share. With the Agreement, I/we tender payment in the amount of $_______ ($10.00 per Share; $250.00 MINIMUM INVESTMENT) for the Shares subscribed.

         In connection with this investment in the Company, I/we represent and warrant as follows:

         a. Prior to tendering payment for the Shares, I/we received and reviewed the Company's Offering Circular dated
                  __________________ 2001, and have relied on no other
                  information or materials in reaching my/our investment decision.

         b.       I am/we are bona fide resident(s) of ____________________
                                                       (State)
                                                       _____________________
                                                       (Country)

Please register the ownership of Shares which I am/we are purchasing as follows:

Name:_____________________________________________________

Form/Type of Ownership (MUST check one):

         ___    Individual                      ___  Tenants-in-Common
         ___    Existing Partnership            ___  Joint Tenants
         ___    Corporation                     ___  Trust
         ___    Minor with adult custodian
                under the Uniform Gift
                To Minors Act

For the person(s) who will be registered shareholder(s) (MUST FULLY COMPLETE):

Name:_________________________________________  Telephone:_____________________

Street Address:_______________________________  Social Security or
                                                Taxpayer ID No.:_______________

City:______________  State:_______  Zip:________  Date of Birth:_______________

Signature:______________________________________  Date:________________________


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ACCEPTED BY:  FANZ ENTERPRISES, INC.

By:_____________________________________________   Date:_______________________


Its:____________________________________________